Exhibit 99.1

Inogen Announces Second Quarter 2023 Financial Results

GOLETA, Calif., August 07, 2023 -- Inogen, Inc. (Nasdaq: INGN), a medical technology company offering innovative respiratory products for use in the homecare setting, today announced financial results for the quarter ended June 30, 2023.

Second Quarter 2023 and Recent Business Highlights

All comparisons are to the prior year period unless otherwise noted.

•
Reported total revenue of $83.6 million, reflecting a decrease of 19.1%; currency fluctuations accounted for 0.6% of the decrease.
•
GAAP net loss of $9.8 million, Adjusted net loss of $5.8 million and Adjusted EBITDA loss of $3.2 million.
•
Entered into a share purchase agreement to acquire Physio-Assist to add a sizable, growing, and underserved airway clearance market opportunity in support of the strategy to become a multi-portfolio global respiratory care company.
•
Introduced Inogen® Rove 6™ in the United States, a portable oxygen concentrator now with an 8-year expected service life, further strengthening Inogen’s business-to-business and HME value proposition including a very competitive total cost of ownership.

“While disappointed in our second quarter performance, we remain focused on driving execution behind our commercial strategy to continue improving productivity in the direct-to-consumer channel, expanding our presence in the prescriber channel and managing volatility in the lower-margin business-to-business channels,” said Nabil Shabshab, President and Chief Executive Officer. “Importantly, we are making progress on improving Adjusted EBITDA, while making select investments including innovation to organically expand our portfolio in service of new patients and indications beyond COPD. Additionally, the recent agreement to acquire Physio-Assist will allow Inogen to serve patients in need of airway clearance with a clinically differentiated product internationally and eventually in the US. We believe that continued execution behind our commercial and innovation strategies will provide a path to revenue growth in 2024 with a continued focus on a return to profitability.”

Second Quarter 2023 Financial Results

Second quarter total revenue decreased 19.1% to $83.6 million from $103.4 million in the second quarter of 2022, as higher rental revenue and domestic business-to business sales were more than offset by declines in direct-to-consumer sales and international B2B sales.

Total gross margin was 40.7% in the second quarter of 2023 versus 44.7% in the comparative period in 2022. Gross margin declined by 400 basis points as the benefit from lower component costs was more than offset by channel mix and lower average selling prices in the business-to-business segments, namely in the US.

Total operating expense, which includes acquisition and restructuring-related costs, was $45.8 million compared to $49.1 million in the second quarter of 2022, representing a decrease of 6.8%. Total operating expense, excluding one-time costs, declined 11.8% due to disciplined focus on aligning the company infrastructure with its strategy and careful cost management.

GAAP net loss for the second quarter of 2023 was $9.8 million compared to GAAP net loss of $3.4 million in the second quarter of 2022. Adjusted net loss was $5.8 million compared to Adjusted net loss of $0.4 million in the second quarter of 2022.

Adjusted EBITDA was a negative $3.2 million in the second quarter of 2023 compared to a positive $3.2 million in the second quarter of 2022.

Cash, cash equivalents and marketable securities were $170.1 million as of June 30, 2023, and no debt outstanding.

A reconciliation of Adjusted EBITDA and Adjusted net loss for the three and six months ended June 30, 2023 and 2022 are provided in the financial schedules that are a part of this press release. An explanation of these non-GAAP financial measures is also included below under the heading “Reconciliation of U.S. GAAP to Other Non-GAAP Financial Measures.”

Financial Guidance

As a result of year-to-date performance and continued pressure in the business-to-business channels, Inogen now expects 2023 annual revenue of $315 million to $320 million and Adjusted EBITDA loss of $20 million to $25 million for the full year.

Quarterly Conference Call Information

Inogen will issue second quarter 2023 financial results after the market closes on Monday, August 7, 2023. On the same day, the Company will host a conference call at 1:30 p.m. Pacific Time / 4:30 p.m. Eastern Time. Individuals interested in listening to the conference call may do so by dialing:

US domestic callers (877) 841-3961
Non-US callers (201) 689-8589

Please reference Inogen to join the call. To listen to a live webcast, please visit the Investor Relations section of Inogen's website at: http://investor.inogen.com/. This webcast will also be archived on the website for 6 months.

A replay of the call will be available approximately three hours after the live webcast ends and will be accessible through August 14, 2023. To access the replay, dial (877) 660-6853 or (201) 612-7415 and reference Conference ID: 13739327.

Inogen has used, and intends to continue to use, its Investor Relations website, http://investor.inogen.com/, as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. For more information, visit http://investor.inogen.com/.

About Inogen

Inogen, Inc. (Nasdaq: INGN) is a leading global medical technology company offering innovative respiratory products for use in the homecare setting. Inogen supports patient respiratory care by developing, manufacturing, and marketing innovative best-in-class portable oxygen concentrators used to deliver supplemental long-term oxygen therapy to patients suffering from chronic respiratory conditions. Inogen partners with patients, prescribers, home medical equipment providers, and distributors to make its oxygen therapy products widely available allowing patients the chance to remain ambulatory while managing the impact of their disease.

For more information, please visit www.inogen.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, Inogen’s expectations for improving productivity in the direct-to-consumer channel, expanding our presence in the prescriber channel and managing volatility in the lower-margin business-to-business channels; broadening and diversifying our portfolio through innovation; our 2023 revenue and Adjusted EBITDA expectations. Any statements contained in this communication that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “will,” “intends,” “potential,” “possible,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to, risks arising from the possibility that Inogen will not realize anticipated revenue or expenses will not decrease; risks related to cost inflation; the risks our innovation pipeline will not produce meaningful results; risks related to our pending acquisition of Physio Assist including on expenses; the impact of changes in reimbursement rates and reimbursement and regulatory policies; and the possible loss of key employees, customers, or suppliers; the risk that expenses and costs will exceed Inogen’s expectations. Information on these and additional risks, uncertainties, and other information affecting Inogen’s business operating results are contained in its Annual Report on Form 10-K for the year ended December 31, 2022, and in its other filings with the Securities and Exchange Commission. Additional information will also be set forth in Inogen’s Quarterly Report on Form 10-Q for the period ended June 30, 2023, to be filed with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Inogen disclaims any obligation to update these forward-looking statements except as may be required by law.

Non-GAAP Financial Measures

Inogen has presented certain financial information in accordance with U.S. GAAP and also on a non-GAAP basis for the three and six months ended June 30, 2023, and June 30, 2022. Management believes that non-GAAP financial measures, taken in conjunction with U.S. GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of Inogen’s core operating results. Management uses non-GAAP measures to compare Inogen’s performance relative to forecasts and strategic plans, to benchmark Inogen’s performance externally against competitors, and for certain compensation decisions. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of Inogen's operating results as reported under U.S. GAAP. Inogen encourages investors to carefully consider its results under U.S. GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between U.S. GAAP and non-GAAP results are presented in the accompanying tables of this release. For future periods, Inogen is unable to provide a reconciliation of non-GAAP measures without unreasonable effort as a result of the uncertainty regarding, and the potential variability of, the amounts of interest income, interest expense, depreciation and amortization, stock-based compensation, provision for income taxes, and certain other infrequently occurring items, such as acquisition-related costs, that may be incurred in the future.

Contact

Agnes Lee

ir@inogen.net

Consolidated Statements of Comprehensive Loss
(unaudited)
(amounts in thousands, except share and per share amounts)

	Three months ended		Six months ended
	June 30,		June 30,
	2023	2022	2023	2022
Revenue
Sales revenue	$68,343	$89,291	$124,230	$156,693
Rental revenue	15,292	14,085	31,567	27,068
Total revenue	83,635	103,376	155,797	183,761
Cost of revenue
Cost of sales revenue	42,028	50,661	75,992	90,161
Cost of rental revenue, including depreciation of $3,238 and $2,720 for the three months ended and $6,316 and $5,358 for the six months ended, respectively	7,563	6,457	15,028	12,336
Total cost of revenue	49,591	57,118	91,020	102,497
Gross profit	34,044	46,258	64,777	81,264
Operating expense
Research and development	4,293	6,064	9,637	11,428
Sales and marketing	26,906	30,388	55,347	58,427
General and administrative	14,613	12,682	33,476	27,871
Total operating expense	45,812	49,134	98,460	97,726
Loss from operations	(11,768)	(2,876)	(33,683)	(16,462)
Other income (expense)
Interest income	1,646	225	3,171	254
Other income (expense)	337	(722)	574	(1,155)
Total other income (expense), net	1,983	(497)	3,745	(901)
Loss before provision for income taxes	(9,785)	(3,373)	(29,938)	(17,363)
Provision for income taxes	41	69	237	293
Net loss	$(9,826)	$(3,442)	$(30,175)	$(17,656)
Other comprehensive income (loss), net of tax
Change in foreign currency translation adjustment	7	(634)	177	(837)
Change in net unrealized gains (losses) on foreign currency hedging	7	(1,204)	7	(1,878)
Less: reclassification adjustment for net (gains) losses included in net income	—	606	—	1,206
Total net change in unrealized gains (losses) on foreign currency hedging	7	(598)	7	(672)
Change in net unrealized gains (losses) on marketable securities	64	7	133	(1)
Total other comprehensive income (loss), net of tax	78	(1,225)	317	(1,510)
Comprehensive loss	$(9,748)	$(4,667)	$(29,858)	$(19,166)

Basic net loss per share attributable to common stockholders (1)	$(0.42)	$(0.15)	$(1.31)	$(0.77)
Diluted net loss per share attributable to common stockholders (1) (2)	$(0.42)	$(0.15)	$(1.31)	$(0.77)
Weighted-average number of shares used in calculating net loss per share attributable to common stockholders:
Basic common shares	23,146,117	22,845,040	23,078,244	22,799,981
Diluted common shares	23,146,117	22,845,040	23,078,244	22,799,981

(1)
Reconciliations of net loss attributable to common stockholders basic and diluted can be found in Inogen’s Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission.
(2)
Due to a net loss for the three and six months ended June 30, 2023 and June 30, 2022, diluted loss per share is the same as basic.

Consolidated Balance Sheets
(unaudited)
(amounts in thousands)

	June 30,	December 31,
	2023	2022
Assets
Current assets
Cash and cash equivalents	$167,687	$187,014
Marketable securities	2,459	—
Accounts receivable, net	51,135	62,725
Inventories, net	30,744	34,093
Income tax receivable	1,821	1,626
Prepaid expenses and other current assets	15,377	19,187
Total current assets	269,223	304,645
Property and equipment, net	49,195	43,269
Goodwill	32,889	32,852
Operating lease right-of-use asset	20,267	21,653
Other assets	2,777	2,622
Total assets	$374,351	$405,041
Liabilities and stockholders' equity
Current liabilities
Accounts payable and accrued expenses	$27,612	$33,974
Accrued payroll	10,835	11,190
Warranty reserve - current	8,602	7,790
Operating lease liability - current	3,622	3,515
Deferred revenue - current	8,696	8,880
Total current liabilities	59,367	65,349
Warranty reserve - noncurrent	12,596	12,123
Operating lease liability - noncurrent	18,257	19,764
Deferred revenue - noncurrent	9,352	10,399
Total liabilities	99,572	107,635
Stockholders' equity
Common stock	23	23
Additional paid-in capital	319,357	312,126
Accumulated deficit	(44,675)	(14,500)
Accumulated other comprehensive income (loss)	74	(243)
Total stockholders' equity	274,779	297,406
Total liabilities and stockholders' equity	$374,351	$405,041

Condensed Consolidated Cash Flow
(unaudited)
(amounts in thousands)

	Six months ended June 30,
	2023	2022
Cash flows from operating activities
Net loss	$(30,175)	$(17,656)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	8,394	11,608
Loss on rental units and other assets	2,138	1,466
Gain on sale of former rental assets	(40)	(93)
Provision for sales revenue returns and doubtful accounts	4,488	6,200
Provision for inventory losses	989	1,552
Stock-based compensation expense	6,705	5,685
Change in fair value of earnout liability	—	(1,411)
Changes in operating assets and liabilities	5,230	(19,918)
Net cash used in operating activities	(2,271)	(12,567)
Cash flows from investing activities
Purchases of available-for-sale securities	(12,826)	—
Maturities of available-for-sale securities	10,500	9,988
Investment in intangible assets	(494)	—
Investment in property and equipment	(3,116)	(2,236)
Production and purchase of rental equipment	(11,810)	(7,083)
Proceeds from sale of former assets	96	153
Net cash provided by (used in) investing activities	(17,650)	822
Cash flows from financing activities
Proceeds from stock options exercised	384	35
Proceeds from employee stock purchases	630	915
Payment of employment taxes related to release of restricted stock	(488)	(1,159)
Net cash provided by (used in) financing activities	526	(209)
Effect of exchange rates on cash	68	51
Net decrease in cash and cash equivalents	$(19,327)	$(11,903)

Supplemental Financial Information
(unaudited)
(in thousands, except units and patients)

	Three months ended		Six months ended
	June 30,		June 30,
	2023	2022	2023	2022
Revenue by region and category
Business-to-business domestic sales	$18,272	$11,212	$30,857	$16,313
Business-to-business international sales	23,292	37,441	42,264	65,382
Direct-to-consumer domestic sales	26,779	40,638	51,109	74,998
Direct-to-consumer domestic rentals	15,292	14,085	31,567	27,068
Total revenue	$83,635	$103,376	$155,797	$183,761
Additional financial measures
Units sold	34,100	42,400	61,000	72,800
Net rental patients as of period-end	48,900	43,800	48,900	43,800

Reconciliation of U.S. GAAP to Other Non-GAAP Financial Measures
(unaudited)
(in thousands)

	Three months ended		Six months ended
	June 30,		June 30,
Non-GAAP EBITDA and Adjusted EBITDA	2023	2022	2023	2022
Net loss (GAAP)	$(9,826)	$(3,442)	$(30,175)	$(17,656)
Non-GAAP adjustments:
Interest income	(1,646)	(225)	(3,171)	(254)
Provision for income taxes	41	69	237	293
Depreciation and amortization	4,308	5,848	8,394	11,608
EBITDA (non-GAAP)	(7,123)	2,250	(24,715)	(6,009)
Stock-based compensation	3,263	3,020	6,705	5,685
Acquisition-related expenses	467	—	1,021	—
Restructuring-related and other charges (1)	201	—	2,010	—
Change in fair value of earnout liability	—	(2,041)	—	(1,411)
Adjusted EBITDA (non-GAAP)	$(3,192)	$3,229	$(14,979)	$(1,735)

	Three months ended June 30,
	Net Loss		Diluted EPS
Non-GAAP Adjusted Net Loss and Diluted EPS	2023	2022	2023	2022
Financial Results (GAAP)	$(9,826)	$(3,442)	$(0.42)	$(0.15)
Non-GAAP adjustments:
Amortization of intangibles	53	2,150
Stock-based compensation	3,263	3,020
Acquisition-related expenses	467	—
Restructuring-related and other charges (1)	201	—
Change in fair value of earnout liability	—	(2,041)
Income tax impact of adjustments (2)	—	(53)
Adjusted	$(5,842)	$(366)	$(0.25)	$(0.02)

	Six months ended June 30,
	Net Loss		Diluted EPS
Non-GAAP Adjusted Net Loss and Diluted EPS	2023	2022	2023	2022
Financial Results (GAAP)	$(30,175)	$(17,656)	$(1.31)	$(0.77)
Non-GAAP adjustments:
Amortization of intangibles	79	4,297
Stock-based compensation	6,705	5,685
Acquisition-related expenses	1,021	—
Restructuring-related and other charges (1)	2,010	—
Change in fair value of earnout liability	—	(1,411)
Income tax impact of adjustments (2)	—	(146)
Adjusted	$(20,360)	$(9,231)	$(0.88)	$(0.40)

(1)
Charges represent the costs associated with workforce reductions and associated costs and other restructuring-related activities.
(2)
Income tax impact of adjustments represents the tax impact related to the non-GAAP adjustments listed above and reflects an effective tax rate of 0% for 2023 and -1.7% for 2022, which is due to the recording of a valuation allowance.

			Three months ended June 30, 2023
					% Change from Prior Period
	Three months ended June 30,
	2022	2023	FX Effect	Constant Currency Revenues	As Reported	Less FX Effect	Constant Currency Revenues
Business-to-business domestic sales	$11,212	$18,272	$—	$18,272	63.0%	0.0%	63.0%
Business-to-business international sales	36,835	23,292	106	23,398	-36.8%	0.3%	-36.5%
Direct-to-consumer domestic sales	40,638	26,779	—	26,779	-34.1%	0.0%	-34.1%
Direct-to-consumer domestic rentals	14,085	15,292	—	15,292	8.6%	0.0%	8.6%
Revenues, excluding hedging effect	$102,770	$83,635	$106	$83,741	-18.6%	0.1%	-18.5%
Hedging gains	606	-		-
Total Revenues(3)	$103,376	$83,635		$83,741	-19.1%

			Six months ended June 30, 2023
					% Change from Prior Period
	Six months ended June 30,
	2022	2023	FX Effect	Constant Currency Revenues	As Reported	Less FX Effect	Constant Currency Revenues
Business-to-business domestic sales	$16,313	$30,857	$—	$30,857	89.2%	0.0%	89.2%
Business-to-business international sales	64,176	42,264	966	43,230	-34.1%	1.5%	-32.6%
Direct-to-consumer domestic sales	74,998	51,109	—	51,109	-31.9%	0.0%	-31.9%
Direct-to-consumer domestic rentals	27,068	31,567	—	31,567	16.6%	0.0%	16.6%
Revenues, excluding hedging effect	$182,555	$155,797	$966	$156,763	-14.7%	0.5%	-14.1%
Hedging gains	1,206	-		-
Total Revenues (3)	$183,761	$155,797		$156,763	-15.2%

(3)
Total constant currency revenues of $83,741 for the three months ended June 30, 2023 decreased $19,029 compared to $102,770 in revenues, excluding hedging effect for the three months ended June 30, 2022. Total constant currency revenues of $156,763 for the six months ended June 30, 2023 decreased $25,792 compared to $182,555 in revenues, excluding hedging effect for the six months ended June 30, 2022.